UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2025 (June 24, 2025)

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 24, 2025, the Public Company Accounting Oversight Board (the “PCAOB”) issued an order (the “Order”) censuring Michael T. Studer CPA P.C. (the “Firm”) and Michael T. Studer, CAP (“Studer”), revoking the Firm’s registration, barring Studer from being an associated person of a registered public accounting firm and imposing a civil monetary penalty of $20,000, jointly and severally, on the Firm and Studer. The Order stated that the PCAOB was imposing the foregoing sanctions on the basis of its findings that: (a) the Firm and Studer violated PCAOB rules and standards in connection with performing the audit of the financial statements of an issuer client (not the Company); (b) Studer failed to properly supervise the work of the engagement team on that audit; (c) the Firm violated PCAOB standards by failing to obtain an engagement quality review (“EQR”) in connection with that audit; (d) the Firm violated PCAOB quality control standards; and (e) Studer directly and substantially contributed to the Firm’s EQR and quality control violations.

The Firm previously audited the financial statements of Class Over Inc., the Company’s operating subsidiary, as of and for the year ended December 31, 2023 (the “2023 Financial Statements”). Accordingly, based on the Order, on July 3, 2025, the Company determined to dismiss the Firm as the auditor of the 2023 Financial Statements and has engaged Bush & Associates CPA LLC, the Company’s current auditor (“Bush”), to re-audit the 2023 Financial Statements. The decision to dismiss the Firm and engage Bush as the auditor of the 2023 Financial Statements was approved by the Company’s Audit Committee. The foregoing has no impact on the financial statements of the Company as of and for the year ended December 31, 2024.

The audit report of the Firm on the 2023 Financial Statements (the only audit report provided by the Firm) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph as to Class Over’s ability to continue as a going concern.

During the two most recent fiscal years and through July 3, 2025, there were no (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with the Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Firm, would have caused the Firm to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided the Firm with a copy of the above disclosures and requested that the Firm furnish a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made herein and, if it did not agree, the respects in which it did not agree. A copy of the Firm’s letter dated July 3, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Bush has served as the Company’s auditors since 2024 and audited the financial statements of Class Over as of December 31, 2024. Other than the foregoing, during the two most recent fiscal years and through July 3, 2025, neither the Company nor anyone on its behalf has consulted with Bush regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Bush concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
16.1	Letter of Michael T. Studer CPA P.C.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: July 3, 2025	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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